Supplement dated June 13, 2013 to the following Prospectuses dated May 1,
2013:

ML Premier Variable Universal Life Insurance


Effective June 13, 2013 the third paragraph on page 55 of the prospectus is replaced with the attached:

This charge currently is equal to a monthly rate of 0.00 percent of the Accumulation Value less the Fixed Loan Account value of the Policy in Policy Years one through ten. Currently, we do not assess a charge after the 10th Policy Year. We reserve the right to increase this charge to a maximum rate of .075 percent of the Accumulation Value of the Policy.



Investors should retain this supplement for future reference.

F 79409 6-2013